Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the EVEREN Capital Corporation 1996 New Employee Restricted Stock Purchase Plan, EVEREN Capital Corporation 1996 Employee Periodic Payroll Stock Purchase Plan, EVEREN Capital Corporation 1996 Restricted Stock Incentive Plan, EVEREN Capital Corporation 1995 Non-Employee Directors Plan and EVEREN Capital Corporation Retention Pool Stock Plan, and to sign any and all amendments to such Registration Statement or Registration Statements.


       Signature                                  Capacity
       ---------                                  --------

/s/ Edward E. Crutchfield                   Chairman and Chief
-------------------------                   Executive Officer and
Edward E. Crutchfield                       Director

/s/ Robert T. Atwood                        Executive Vice President
--------------------                        and Chief Financial
Robert T. Atwood                            Officer

/s/ James H. Hatch                          Senior Vice President and
------------------                          Corporate Controller
James H. Hatch                              (Principal Accounting
                                            Officer)

                                            Director
------------------
Edward E. Barr

                                            Director
---------------------
G. Alex Bernhardt

/s/ Erskine B. Bowles                       Director
---------------------
Erskine B. Bowles

/s/ W. Waldo Bradley                        Director
--------------------
W. Waldo Bradley

/s/ Robert J. Brown                         Director
-------------------
Robert J. Brown

/s/ A. Dano Davis                           Director
-----------------
A. Dano Davis

/s/ Norwood H. Davis                        Director
--------------------
Norwood H. Davis

/s/ R. Stuart Dickson                       Director
---------------------
R. Stuart Dickson

/s/ B.F. Dolan                              Director
--------------
B. F. Dolan

/s/ Roddey Dowd, Sr.                        Director
--------------------
Roddey Dowd, Sr.

/s/ Arthur M. Goldberg                      Director
----------------------
Arthur M. Goldberg

/s/ William H. Goodwin, Jr.                 Director
---------------------------
William H. Goodwin, Jr.

/s/ Frank M. Henry                          Director
------------------
Frank M. Henry

/s/ James E.S. Hynes                        Director
--------------------
James E.S. Hynes

/s/ Ernest E. Jones                         Director
-------------------
Ernest E. Jones

/s/ Herbert Lotman                          Director
------------------
Herbert Lotman

/s/ Radford D. Lovett                       Director
---------------------
Radford D. Lovett

                                            Director
----------------------
Mackey J. McDonald

/s/ Patricia A. McFate                      Director
----------------------
Patricia A. McFate

/s/ Joseph Neubauer                         Director
-------------------
Joseph Neubauer

/s/ Randolph N. Reynolds                    Director
------------------------
Randolph N. Reynolds

/s/ James M. Seabrook                       Director
---------------------
James M. Seabrook

/s/ Ruth G. Shaw                            Director
----------------
Ruth G. Shaw

/s/ Lanty L. Smith                          Director
------------------
Lanty L. Smith

/s/ G. Kennedy Thompson                     Director
-----------------------
G. Kennedy Thompson

October 19, 1999
Charlotte, NC

                                       4